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                       Sentinel Advantage Variable Annuity

     Supplement dated October 28, 2005 to the Prospectuses dated May 2, 2005

PROPOSED SUBSTITUTION
On or about October 28, 2005, National Life Insurance Company ("National Life") filed an application with the Securities and Exchange Commission seeking an order to approve a substitution of shares of the Fidelity VIP Index 500 Portfolio for shares of the Sentinel Variable Products Growth Index Fund. If the appropriate approvals are obtained, the substitution is expected to occur on or about May 1, 2006. After the substitution, the Sentinel Variable Products Growth Index Fund will no longer be an available investment option. Information about the Fidelity VIP Index 500 Portfolio, which is a currently available investment option, is contained in the current prospectus, as amended.

From the date of this supplement until the date of the proposed substitution, you may make one transfer of all amounts under your Contract invested in the Sentinel Variable Products Growth Index Fund to another subaccount available under your Contract without that transfer counting as a "free" transfer permitted under the Contract. If the proposed substitution is carried out, each Contract owner affected by the substitution will be sent a written notice informing them of the fact and details of the substitution.

PROMOTIONS
National Life Insurance Company may offer special promotions from time to time, such as higher interest crediting rates and other incentives. Contact us for information on any current promotions.

NAME CHANGE
All references to the AIM V.I. Health Sciences Fund are deleted and replaced with references to the AIM V.I. Global Health Care Fund.

PREMIUM PAYMENTS

Effective August 1, 2005, the second paragraph under "Allocation of Net Premium Payments" on page 19 of the prospectus is deleted and replaced with the following:

     The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our home office from your agent's broker-dealer.

STRETCH ANNUITY PAYMENT OPTION
This option is now also available for Contracts issued in New York.





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